                       AMENDMENT NO. 1 DATED MAY 1, 2006
              TO THE PARTICIPATION AGREEMENT DATED APRIL 30, 2001

   Amendment to the Participation Agreement (the "Agreement") by and among Metropolitan Life Insurance Company ("MetLife") on behalf of itself and certain of its separate accounts), American Funds Insurance Series, and Capital Research and Management Company.

   WHEREAS, the parties desire to amend the Agreement by expanding the Funds listed in Attachment A and adding Attachment B listing MetLife's separate accounts.

   NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, each of the parties amends the Agreement as follows:

   1. Attachment A of the Agreement is hereby deleted in its entirety and replaced with Attachment A attached hereto.

   2. Attachment B attached hereto is hereby added to the Agreement.

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

Document 9522422

   IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 1 to the Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                METROPOLITAN LIFE INSURANCE COMPANY (ON
                                BEHALF OF THE ACCOUNTS AND ITSELF)

                                By:   /s/ Alan C. Leland, Jr.
                                      ---------------------------------------
                                Its:

                                AMERICAN FUNDS INSURANCE SERIES

                                By:   [ILLEGIBLE SIGNATURE]
                                      ---------------------------------------
                                Its:  Secretary

                                CAPITAL RESEARCH AND
                                MANAGEMENT COMPANY

                                By:   [ILLEGIBLE SIGNATURE]
                                      ---------------------------------------
                                Its:

Document 9522422                          Approved for Signature  WRB
                                          by CRMC Legal Dept.

                                 Attachment A

   American Funds Insurance Series
       .  Global Small Capitalization Fund
       .  Growth Fund
       .  Growth-Income Fund
       .  Bond Fund

Document 9522422

                                 Attachment B
                                 ____________

   Metropolitan Life Separate Account E
   Metropolitan Life Separate Account UL

Document 9522422

                    AMENDMENT NO. 2 DATED AS APRIL 28, 2008
             TO THE PARTICIPATION AGREEMENT DATED APRIL 30, 2001,
                             AS PREVIOUSLY AMENDED

   Amendment to the Participation Agreement (the "Agreement") by and among Metropolitan Life Insurance Company ("MetLife") on behalf of itself and certain of its separate accounts, American Funds Insurance Series, and Capital Research and Management Company.

   WHEREAS, the parties desire to amend the Agreement by expanding the Funds listed in Attachment A and adding additional separate accounts to Attachment B listing MetLife's separate accounts.

   NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, each of the parties amends the Agreement as follow:

   1. Attachment A of the Agreement is hereby deleted in its entirety and replaced with Attachment A attached hereto.

   2. Attachment B is hereby deleted in its entirety and replaced with Attachment B.

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

   IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 2 to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                 METROPOLITAN LIFE INSURANCE
                                 COMPANY (on behalf of the Accounts and
                                 itself)

                                 By:   [ILLEGIBLE SIGNATURE]
                                       ---------------------------------------
                                 Its:  Vice President

                                 AMERICAN FUNDS INSURANCE
                                 SERIES

                                 By:   [ILLEGIBLE SIGNATURE]
                                       ---------------------------------------
                                 Its:  Secretary

                                 CAPITAL RESEARCH AND
                                 MANAGEMENT COMPANY

                                 By:   [ILLEGIBLE SIGNATURE]
                                       ---------------------------------------
                                 Its:  Senior Vice President

                                          Approved for Signature  WRB
                                          by CRMC Legal Dept.

                                 ATTACHMENT A

   American Funds Insurance Series:
   ________________________________

       .  Global Small Capitalization Fund
       .  Growth Fund
       .  Growth-Income Fund
       .  Bond Fund
       .  Global Growth Fund
       .  International Fund
       .  U.S. Government/AAA Rated Securities Fund

                                 ATTACHMENT B

   Metropolitan Life Separate Account E
   Metropolitan Life Separate Account UL
   Metropolitan Life Separate Account DCVL
   Separate Account No. 13S
   Separate Account No. 485

                 AMENDMENT NO. 3 DATED AS OF NOVEMBER 10, 2008
             TO THE PARTICIPATION AGREEMENT DATED APRIL 30, 2001,
                             AS PREVIOUSLY AMENDED

   Amendment to the Participation Agreement (the "Agreement") by and among Metropolitan Life Insurance Company ("MetLife") on behalf of itself and certain of its separate accounts, American Funds Insurance Series, and Capital Research and Management Company.

   WHEREAS, the parties desire to amend the Agreement by expanding the Funds listed in Attachment A by adding the High-Income Bond Fund and the New World Fund;

   WHEREAS, the parties desire to amend the Agreement by adding a new Paragraph 14 relating to "Listed Transactions";

   NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, each of the parties amends the Agreement as follow:

   1. Attachment A of the Agreement is hereby deleted in its entirety and replaced with Attachment A attached hereto.

   2. The new Paragraph 14 is added in its entirety as follows:

   "14. The Series and CRMC will use reasonable best efforts to prevent any Fund of the Series from engaging, directly or indirectly, in a "listed transaction" as defined in Treas. Regs. Section 1.6011-4(b)(2) or successor provision (a "Listed Transaction"). If the Series or CRMC reasonably determines that a Fund of the Series has engaged in a Listed Transaction, it will (i) provide MetLife with prompt notice thereof, and (ii) upon MetLife's request, will provide all information relating to such Listed Transaction which MetLife would need in order to comply with its disclosure obligations under applicable state and Federal rules. In addition, the Series or CRMC will promptly notify MetLife of any required filings by the Fund of IRS Form 8886, (Reportable Transaction Disclosure Statement), or any successor form."

The previously existing Paragraph 14 shall now be numbered Paragraph 15 and the numbering of each subsequent Paragraph of the Agreement shall change accordingly.

   Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

   IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 3 to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                 METROPOLITAN LIFE INSURANCE
                                 COMPANY (on behalf of the Accounts and
                                 itself)

                                 By:   /s/ Kathleen Muliski
                                       ---------------------------------------
                                 Its:  Vice President & Actuary

                                 AMERICAN FUNDS INSURANCE
                                 SERIES

                                 By:
                                       ---------------------------------------
                                 Its:

                                 CAPITAL RESEARCH AND
                                 MANAGEMENT COMPANY

                                 By:
                                       ---------------------------------------
                                 Its:

   IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 3 to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                 METROPOLITAN LIFE INSURANCE
                                 COMPANY (on behalf of the Accounts and
                                 itself)

                                 By:
                                       ---------------------------------------
                                 Its:

                                 AMERICAN FUNDS INSURANCE
                                 SERIES

                                 By:   /s/ MICHAEL J. DOWNER
                                       ---------------------------------------
                                       MICHAEL J. DOWNER
                                 Its:  Executive Vice President and
                                       Principal Executive Officer

                                 CAPITAL RESEARCH AND
                                 MANAGEMENT COMPANY

                                 By:   /s/ MICHAEL J. DOWNER
                                       ---------------------------------------
                                       MICHAEL J. DOWNER
                                 Its:  Senior Vice President and Secretary

                                          Approved for Signature  WRB
                                          by CRMC Legal Dept.

                                 ATTACHMENT A

   American Funds Insurance Series:
   ________________________________

       .  Global Small Capitalization Fund
       .  Growth Fund
       .  Growth-Income Fund
       .  Bond Fund
       .  Global Growth Fund
       .  International Fund
       .  U.S. Government/AAA Rated Securities Fund
       .  High-Income Bond Fund
       .  New World Fund